                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        WESTERN ASSET PREMIER BOND FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                        WESTERN ASSET PREMIER BOND FUND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 6, 2003
                            ------------------------

To the Shareholders of
WESTERN ASSET PREMIER BOND FUND

     The Annual Meeting of Shareholders of Western Asset Premier Bond Fund (the "Fund") will be held in the Whitney Room, Fourth Floor, 117 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 6, 2003 at 8:00 a.m., California time, for the following purposes:

          (1) Electing two Trustees, each to hold office for the term indicated; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 10, 2003 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Trustees

                                           Lisa G. Mrozek, Secretary

Pasadena, California
March 28, 2003

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        WESTERN ASSET PREMIER BOND FUND
                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the Annual Meeting of Shareholders to be held on May 6, 2003 at 8:00 a.m., California time, and at any adjournment or postponement thereof. Unless otherwise specified, proxies will be voted for the election as Trustees of the nominees of the Board of Trustees. The Fund's principal office address is 117 E. Colorado Boulevard, Pasadena, California 91105. This Proxy Statement and the form of proxy were first mailed to shareholders on or about March 28, 2003.

     The close of business on March 10, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 11,149,037 common shares of beneficial interest, no par value ("Common Shares"), and 2,880 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund. As of March 10, 2003, no person owned of record or, to the knowledge of the Fund, owned beneficially more than five percent (5%) of the outstanding Shares of either class, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 11,126,194 Common Shares (representing approximately 99.8% of the outstanding Common Shares) and all 2,880 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     Shareholders of the Fund on March 10, 2003 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Holders of the Preferred Shares ("Preferred Shareholders") will vote together with holders of Common Shares ("Common Shareholders") as a single class at the Annual Meeting on the election of Trustees. Common Shareholders and Preferred Shareholders will also vote as a single class on any other matter properly brought before the Annual Meeting (except as otherwise required by the Fund's Bylaws and applicable law). Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting.

     Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers and employees of the Fund, who will not receive additional compensation for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc. ("GS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay GS a fee estimated to be $1,725. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of GS, will be borne by the Fund.

     The Trustees nominated for election at the Annual Meeting will be elected by a plurality vote of the Fund's Shares voted on the election of Trustees at the Annual Meeting, in person or by proxy. In matters other than the election of Trustees, except where a different vote is required by any provision of law or the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting shall decide any question. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, it is understood that the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

     Abstentions will have no effect for the purpose of determining whether a Trustee has been elected, but will be counted as shares present for purposes of determining whether a quorum is present. As to certain matters other than the election of Trustees, New York Stock Exchange rules generally require that, when shares are registered in street or nominee name, its member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be counted for purposes of determining a quorum, but will not be counted as having been voted on that matter.

                                    PROXIES

     James W. Hirschmann III, Lisa G. Mrozek and Scott F. Grannis, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Hirschmann and Ms. Mrozek are each officers of the Fund, and Mr. Grannis is an employee of the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser").

Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Trustees contained in the Proxy Statement. Unless instructions to the contrary are given, the shares represented by a proxy at the Annual Meeting will be voted for the Board of Trustees' nominees.

                                    PROPOSAL

                              ELECTION OF TRUSTEES

     The Annual Meeting will constitute the first annual meeting of shareholders of the Fund. In accordance with the Declaration, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Common Shares: Class I, whose initial term will expire at the Annual Meeting; Class II, whose initial term will expire at the Fund's 2004 annual meeting of shareholders; and Class III, whose initial term will expire at the Fund's 2005 annual meeting of shareholders. At each annual meeting beginning with the Annual Meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term.

     The following table sets forth the nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

                     TRUSTEE                        CLASS    EXPIRATION OF TERM IF ELECTED*
                     -------                       -------   ------------------------------
Ronald J. Arnault................................  Class I        2006 Annual Meeting
John E. Bryson...................................  Class I        2006 Annual Meeting

---------------

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     The names and ages of the Trustees of the Fund, their principal occupations during the past five years, their ownership of the Fund's Shares and certain other information are given below. No Trustee of the Fund serves as an officer of the Fund.

It is the intention of the persons designated as proxies in the proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below. Each of the nominees has agreed to serve if elected at the Annual Meeting. If either nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Of the Trustees listed below, only Messrs. Arnault and Bryson are nominees for election at the Annual Meeting. The address of each Trustee is c/o the Fund at its principal business address listed above.

                                                                             NUMBER OF
                                                                             PORTFOLIOS                     SHARES
                                                                              IN FUND         OTHER      BENEFICIALLY
                                    TERM OF OFFICE                            COMPLEX*    DIRECTORSHIPS    OWNED ON
                     POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN       HELD BY       MARCH 1,
NAME AND AGE        HELD WITH FUND   TIME SERVED    DURING THE PAST 5 YEARS  BY TRUSTEE      TRUSTEE         2003
------------        --------------  --------------  -----------------------  ----------   -------------  ------------
Ronald J. Arnault   Trustee (Class  Term expires    Retired (1996)              13
Age 59              I)              at the Annual   Executive Vice
                    (2)             Meeting;        President, Chief
                                    served since    Financial Officer and
                                    2002            member of the Board of
                                                    Directors of ARCO.
John E. Bryson      Trustee (Class  Term expires    Chairman and CEO,           13        Director of
Age 59              I)              at the Annual   Edison International,                 The Boeing
                    (1)(3)(4)       Meeting;        since 1990. Chairman of               Company and
                                    served since    Southern California                   The Walt
                                    2002            Edison Company (1990-                 Disney
                                                    1999 and 2003-present).               Company.
                                                    Chief Executive Officer
                                                    of Southern California
                                                    Edison Company (1990-
                                                    1999).

                                                                             NUMBER OF
                                                                             PORTFOLIOS                     SHARES
                                                                              IN FUND         OTHER      BENEFICIALLY
                                    TERM OF OFFICE                            COMPLEX*    DIRECTORSHIPS    OWNED ON
                     POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN       HELD BY       MARCH 1,
NAME AND AGE        HELD WITH FUND   TIME SERVED    DURING THE PAST 5 YEARS  BY TRUSTEE      TRUSTEE         2003
------------        --------------  --------------  -----------------------  ----------   -------------  ------------
Anita L. DeFrantz   Trustee (Class  Term expires    President (since 1987)      13
Age 50              II)             in 2004;        and Director (since
                    (2)             served since    1990), Amateur Athletic
                                    2002            Foundation of Los
                                                    Angeles. President and
                                                    Director, Kids in
                                                    Sports, since 1994.
                                                    Vice President and
                                                    Director, International
                                                    Rowing Federation,
                                                    1997-Present. Member,
                                                    International Olympic
                                                    Committee ("IOC"),
                                                    1986-Present. Member,
                                                    IOC Executive Board,
                                                    1992-2001. Member, U.S.
                                                    Olympic Committee
                                                    ("USOC"), 1976-Present.
                                                    Member, USOC Executive
                                                    Board, 1977-Present.
William G. McGagh   Trustee (Class  Term expires    Consultant, McGagh          13
Age 73              II) and         in 2004;        Associates (corporate
                    Chairman        served since    financial consulting),
                    of the          2002            since 1989; Chairman of
                    Trustees                        the Board of the John
                    (1)(4)                          Tracy Clinic; Chairman
                                                    of the Board of the Los
                                                    Angeles Orthopaedic
                                                    Hospital. Formerly:
                                                    Senior Vice President,
                                                    Chief Financial Officer
                                                    and Director of
                                                    Northrop Grumman Corp.
                                                    (defense, aerospace and
                                                    cyberspace products).

                                                                             NUMBER OF
                                                                             PORTFOLIOS                     SHARES
                                                                              IN FUND         OTHER      BENEFICIALLY
                                    TERM OF OFFICE                            COMPLEX*    DIRECTORSHIPS    OWNED ON
                     POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN       HELD BY       MARCH 1,
NAME AND AGE        HELD WITH FUND   TIME SERVED    DURING THE PAST 5 YEARS  BY TRUSTEE      TRUSTEE         2003
------------        --------------  --------------  -----------------------  ----------   -------------  ------------
William E. B.       Trustee (Class  Term expires    Chairman, Walt Disney       13        Director of
Siart               III)            in 2005;        Concert Hall, Inc.,                   Sybron Dental
Age 56              (1)(2)(3)(4)    served since    since 1998. Chairman                  Specialties,
                                    2002            (since 2000) and                      Inc.
                                                    President and Chief
                                                    Executive Officer
                                                    (1998-2000), Excellent
                                                    Education Development.
                                                    Formerly: Chairman and
                                                    Chief Executive
                                                    Officer, First
                                                    Interstate Bancorp.
Louis A. Simpson    Trustee (Class  Term expires    President and Chief         13        Director of
Age 66              III)            in 2005;        Executive Officer,                    Comcast Corp.
                    (2)(3)(4)       served since    Capital Operations,                   and ResMed
                                    2002            GEICO Corporation,                    Inc.
                                                    since 1993. Formerly:
                                                    President and Chief
                                                    Executive Officer, the
                                                    Investment Adviser
                                                    (1977-1979).
---------------------------------------------------------------------------------------------------------------------

                                                 Interested Trustee

Ronald L. Olson     Trustee (Class  Term expires    Senior Partner, Munger,     13        Director of
Age 61              III)            in 2005;        Tolles & Olson (a law                 Edison
                    (1)(5)          served since    partnership); Chairman                International,
                                    2002            of the Board of                       City National
                                                    Trustees, RAND                        Corp. and
                                                    Corporation (nonprofit                Berkshire
                                                    institution).                         Hathaway Inc.

---------------
(1) Member of the Executive Committee of the Board of Trustees.

(2) Member of the Audit Committee of the Board of Trustees.

(3) Member of the Nominating Committee of the Board of Trustees.

(4) Member of the Compensation Committee of the Board of Trustees.

(5) Because Mr. Olson's law firm provides legal services to the Investment Adviser and the Subadviser (as defined below), Mr. Olson is an "interested person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (an "Interested Person").

 * Each Trustee also serves as a Director for Pacific American Income Shares, Inc. (closed-end investment company) and Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser and the Fund's subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Pacific American Income Shares, Inc. and as subadviser to one or more series of Western Asset Funds, Inc.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2003 by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee in the same "family of investment companies."

                                                     DOLLAR RANGE    AGGREGATE DOLLAR RANGE OF EQUITY
                                                       OF EQUITY     SECURITIES IN ALL FUNDS OVERSEEN
                                                     SECURITIES IN   OR TO BE OVERSEEN BY TRUSTEE IN
                  NAME OF TRUSTEE                      THE FUND       FAMILY OF INVESTMENT COMPANIES
                  ---------------                    -------------   --------------------------------
Ronald J. Arnault..................................       $0                $10,001 - $50,000
John E. Bryson.....................................       $0                $10,001 - $50,000
Anita L. DeFrantz..................................       $0                     $1 - $10,000
William G. McGagh..................................       $0                $10,001 - $50,000
William E. B. Siart................................       $0                        >$100,000
Louis A. Simpson...................................       $0                        >$100,000
-----------------------------------------------------------------------------------------------------

Ronald L. Olson*...................................       $0                $10,001 - $50,000

---------------

* As described above, Mr. Olson is an Interested Person of the Fund.

     As of March 1, 2003, all Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares on such date.

     The Fund's Board of Trustees has established an Audit Committee, an Executive Committee, a Nominating Committee and a Compensation Committee. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves all significant services proposed to be performed by those accountants on behalf of the Fund. The Executive Committee may meet from time to time between Board meetings in order to consider relevant items requiring its consideration. The Nominating Committee meets to select nominees for election as Trustees of the Fund. It is not the policy of the Nominating Committee to consider nominees recommended by shareholders. The Compensation Committee meets to review and make recommendations to the Board with respect to Trustee compensation for services to the Fund.

     During 2002, the Board of Trustees held six meetings, the Audit Committee held three meetings, the Compensation Committee held one meeting and the Executive and Nominating Committees held no meetings. (Each Trustee attended each of the meetings of the Board of Trustees and the Committees of the Board of Trustees on which he or she served, with the exception of Ms. DeFrantz, who attended two of the three meetings of the Audit Committee, and Mr. Olson, who attended five of the six meetings of the Board of Trustees.)

     It is estimated that the Trustees will receive the amounts set forth in the following table for their services as Trustees during the fiscal year ending December 31, 2003. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Directors of other funds in the same "Fund Complex."

                                AGGREGATE     PENSION OR RETIREMENT      ESTIMATED       TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS        ANNUAL           FROM THE FUND
                                 FROM THE        PART OF FUND'S        BENEFITS UPON    AND ITS FUND COMPLEX
       NAME OF PERSON            FUND(1)            EXPENSES            RETIREMENT      PAID TO TRUSTEES(2)
       --------------          ------------   ---------------------   ---------------   --------------------
Ronald J. Arnault............    $23,000               --                   --                $62,250
John E. Bryson...............    $19,000               --                   --                $51,750
Anita L. DeFrantz............    $22,000               --                   --                $57,250
William G. McGagh............    $21,000               --                   --                $60,439
William E. B. Siart..........    $23,000               --                   --                $57,750
Louis A. Simpson.............    $23,000               --                   --                $57,750
------------------------------------------------------------------------------------------------------------

Ronald L. Olson(3)...........    $18,000               --                   --                $44,750

---------------
(1) Since the Fund has not completed a full fiscal year, compensation is estimated based upon future payments expected to be made by the Fund during the fiscal year ending December 31, 2003.

(2) Includes amounts actually received in 2002 from the Fund and from Pacific American Income Shares, Inc. and Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund.

(3) As described above, Mr. Olson is an Interested Person of the Fund.

     During 2002, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Fund's officers and Trustees, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, due to an administrative oversight, late filings of Form 3 were made for each of the Fund's Trustees and executive officers, the Investment Adviser and Subadviser and the following reporting persons: Bruce D. Alberts, Simon Chester, Jae Y. Choi, J. Gibson Cooper, Ian R. Edmonds, Carl L. Eichstaedt, Keith J. Gardner, Scott F. Grannis, Jonathan Gregory, Gavin L. James, Suzanne D. Taylor King, Ronald D. Mass, Catherine L. Matthews, Alan R. McClymonds, Edward A. Moody, Graham C. Nicol, Detlev S. Schlichter, Christopher Telling, Jeffrey D. Van Schiack, Stephen A. Walsh, Paul E. Wynn and Michael B. Zelouf. Each of the reporting persons listed above filed a late Form 3 prior to the date of this Proxy Statement. Other than the Investment Adviser, which owns 7,087 Common Shares, and Mr. Walsh, no such person owned or disposed of Shares of the Fund during the reporting period. Mr. Walsh, an officer of the Investment Adviser, inadvertently made two late filings on Form 4 with respect to a previously unreported purchase and sale, respectively, of Common Shares.

                     INFORMATION CONCERNING THE INVESTMENT
                 ADVISER AND SUBADVISER AND THE FUND'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 117 East Colorado Boulevard, Pasadena, California 91105. The Subadviser's address is 155 Bishopsgate, London, England EC2N3TY.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. The address of each officer is c/o the Fund at the address listed above.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
James W. Hirschmann III     President      Served since       Director, President and
Age 42                                     2001.              Chief Executive Officer
                                                              of the Investment
                                                              Adviser, March 1999 to
                                                              present; Member, Board
                                                              of Directors of Medical
                                                              Simulation Corporation;
                                                              Member, Board of
                                                              Trustees of Widener
                                                              College; President,
                                                              Western Asset Funds,
                                                              Inc. and Pacific
                                                              American Income Shares,
                                                              Inc. Formerly: Managing
                                                              Director of the
                                                              Subadviser, 1996-1999;
                                                              Director of Marketing
                                                              of the Investment
                                                              Adviser, April 1989 to
                                                              1998; Vice President
                                                              and Director of
                                                              Marketing, Financial
                                                              Trust Corporation (bank
                                                              holding company), 1988
                                                              to 1989; Vice President
                                                              of Marketing
                                                              Atalanta/Sosnoff
                                                              Capital (investment
                                                              management company),
                                                              1986 to 1988.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Ilene S. Harker           Vice President   Served since       Secretary and Director
Age 48                                     2001.              of Compliance and
                                                              Controls of the
                                                              Investment Adviser,
                                                              1978 to present; Vice
                                                              President, Pacific
                                                              American Income Shares,
                                                              Inc. and Western Asset
                                                              Funds, Inc.
S. Kenneth Leech          Vice President   Served since       Chief Investment
Age 48                                     2001.              Officer of the
                                                              Investment Adviser,
                                                              1998 to present; Vice
                                                              President, Western
                                                              Asset Funds, Inc. and
                                                              Pacific American Income
                                                              Shares, Inc. Formerly:
                                                              Director of Portfolio
                                                              Management of the
                                                              Investment Adviser,
                                                              1990 to 1998; Senior
                                                              Trader, Greenwich
                                                              Capital, 1988 to 1990;
                                                              Fixed Income Manager of
                                                              The First Boston
                                                              Corporation (holding
                                                              company; stock and bond
                                                              dealers), 1980 to 1987;
                                                              Portfolio Manager of
                                                              National Bank of
                                                              Detroit, 1977 to 1980.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Marie K. Karpinski        Treasurer and    Served since       Vice President, Legg
Age 54                      Principal      2001.              Mason Wood Walker,
                          Financial and                       Incorporated (1992 to
                            Accounting                        present); Vice
                             Officer                          President and Treasurer
                                                              of all Legg Mason
                                                              retail funds (open-end
                                                              investment companies),
                                                              1986 to present; Vice
                                                              President and Treasurer
                                                              of Legg Mason Charles
                                                              Street Trust, Inc.
                                                              (open-end investment
                                                              company) and Western
                                                              Asset Funds, Inc.;
                                                              Treasurer and Principal
                                                              Financial and
                                                              Accounting Officer of
                                                              Pacific American Income
                                                              Shares, Inc., 2001 to
                                                              present. Formerly:
                                                              Assistant Treasurer of
                                                              Pacific American Income
                                                              Shares, Inc., 1988 to
                                                              2001.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Erin K. Morris              Assistant      Served since       Assistant Vice
Age 36                      Treasurer      2001.              President of Legg Mason
                                                              Wood Walker,
                                                              Incorporated, 2002 to
                                                              present; Assistant
                                                              Treasurer (2001 to
                                                              present) of: Legg Mason
                                                              Income Trust, Inc.,
                                                              Legg Mason Cash Reserve
                                                              Trust, Legg Mason Tax
                                                              Exempt Trust, Inc.,
                                                              Legg Mason Tax-Free
                                                              Income Fund, Pacific
                                                              American Income Shares,
                                                              Inc. and Western Asset
                                                              Funds, Inc.; Manager,
                                                              Fund Accounting, Legg
                                                              Mason Wood Walker,
                                                              Incorporated (2000 to
                                                              present). Formerly:
                                                              Assistant Manager, Fund
                                                              Accounting, Legg Mason
                                                              Wood Walker,
                                                              Incorporated (1993 to
                                                              2000).

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Lisa G. Mrozek              Secretary      Served since 2001  Senior Compliance
Age 40                                                        Officer of the
                                                              Investment Adviser;
                                                              President of the Board
                                                              of Directors of
                                                              California Dollars for
                                                              Scholars; Member of the
                                                              Board of Trustees of
                                                              Scholarship America;
                                                              Secretary, Western
                                                              Asset Funds, Inc. and
                                                              Pacific American Income
                                                              Shares, Inc. Formerly:
                                                              Assistant Vice
                                                              President, Fund
                                                              Business Management,
                                                              Capital Research and
                                                              Management Company (an
                                                              investment management
                                                              firm), 1990 to 1999.

---------------

(1) Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                 SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2004 Annual Meeting and to be included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to March 28, 2004.

     Shareholders who wish to make a proposal at the 2004 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund no later than February 12, 2004.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2004 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than February 6, 2004 and no later than March 7, 2004.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2002 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Premier Bond Fund, Attention: Investor Relations, 117 E. Colorado Boulevard, Pasadena, California 91105 or you may call 866-290-4386.

                            INDEPENDENT ACCOUNTANTS

     The Board of Trustees has selected PricewaterhouseCoopers LLP as the independent public accountants of the Fund for the fiscal year ending December 31, 2003 subject to removal by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.

     The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

             FINANCIAL INFORMATION
              SYSTEMS DESIGN AND
AUDIT FEES    IMPLEMENTATION FEES    ALL OTHER FEES
----------   ---------------------   --------------

 $23,300              $0                $638,385

     The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for the Fund's most recent fiscal year to the Fund, to the Investment Adviser and Subadviser and to Legg Mason, Inc. and any other subsidiary of Legg Mason, Inc. that provides services to the Fund. The fees disclosed under the caption "All Other Fees" consist primarily of fees for audit services rendered to Legg Mason, Inc. or its subsidiaries.

     From time to time, in connection with the selection of the Fund's auditors and for other purposes, the Audit Committee has considered whether the provision of the services covered in the table above under

"Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                AUDIT COMMITTEE

     The members of the Audit Committee of the Fund include only Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser. Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Audit Committee currently consists of Ms. DeFrantz and Messrs. Arnault (Chairman), Siart and Simpson.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                           Ronald J. Arnault (Chairman)
                                           Anita L. DeFrantz
                                           William E. B. Siart
                                           Louis A. Simpson

     Attached as Appendix A is a copy of the Fund's Audit Committee Charter.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or, even if a quorum is so present, in the event that sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting will be acted upon and such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                           By Order of the Board of Trustees

                                           Lisa G. Mrozek, Secretary

March 28, 2003

                                                                      APPENDIX A

                           WESTERN ASSET BOND TRUST*
                            AUDIT COMMITTEE CHARTER

     The Audit Committee of the Board of Trustees of Western Asset Bond Trust ("WABT") shall be composed entirely of the Trustees who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of WABT who satisfy the independence and experience requirements of the New York Stock Exchange.

     The purposes of the Audit Committee shall be:

          (a) to oversee generally WABT's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          (b) to oversee generally the quality and objectivity of WABT's financial statements and the independent audit thereof; and

          (c) to act as a liaison between WABT's independent auditors and the full Board.

     To carry out its purposes, the Audit Committee shall have the following duties and powers;

          (a) to recommend to the Board auditors to be retained for the next fiscal year;

          (b) to obtain formal written reports periodically from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and WABT (including the nature and extent of any consulting services the auditors or their affiliates may provide to Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited ("WAML") or their affiliates), discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board of Trustees take appropriate action to satisfy itself of the independence of the auditors;

          (c) to meet with WABT's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to WABT's financial statements, including any adjustments to such

---------------

* At the time of adoption of this Audit Committee Charter, Western Asset Premier Bond Fund was known as Western Asset Bond Trust.

     statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors comments with respect to WABT's financial policies, procedures and internal accounting controls and Western Asset's and/or WAML's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

          (d) to consider the effect upon WABT of any changes in accounting principles or practices proposed by Western Asset, WAML or the auditors;

          (e) to review the fees charged by the auditors for audit and non-audit services;

          (f) to prepare a report for inclusion in WABT's annual proxy statement that describes the Audit Committee's composition and responsibilities and how they were discharged;

          (g) to review and reassess the adequacy of this Charter annually and submit it to the Board of Trustees for approval;

          (h) to investigate improprieties or suspected improprieties in fund operations; and

          (i) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     The independent auditors of WABT shall be ultimately accountable to the Board of Trustees, as assisted by the Audit Committee. The Board of Trustees, with the assistance of the Audit Committee, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any member of the Audit Committee may call a meeting of the Audit Committee upon due notice to each other member. Any action of the Audit Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Audit Committee may be taken without a meeting if all members of the Audit Committee consent thereto in writing.

     The Audit Committee shall regularly meet with the Treasurer of WABT and may seek to meet with internal auditors, if any, for Western Asset or WAML as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of WABT.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Western Asset, WAML or WABT's independent auditors. The function of the Audit committee shall be oversight; it shall be the responsibility of Western Asset and WAML to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law.

                                                                     WAPBF-PS-03

                        WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 6, 2003.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Premier Bond Fund



                                  DETACH HERE                      ZWAPC2

                        WESTERN ASSET PREMIER BOND FUND

                                 COMMON SHARES

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 6, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESTERN ASSET
                               PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Scott F. Grannis, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the "Fund"), to be held in the Whitney Room, Fourth Floor, 117 E. Colorado Blvd., Pasadena, California, on May 6, 2003, at 8:00 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Proxy Statement of the Fund dated March 28, 2003, receipt of which is acknowledged by the undersigned.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------
--------------------------------------
--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------
--------------------------------------
--------------------------------------



-

WESTERN ASSET PREMIER BOND FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694




            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZWAPC1


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

-----------------------------------------
  WESTERN ASSET PREMIER BOND FUND
-----------------------------------------
     1. Election of Class I Trustees.
        (01) RONALD J. ARNAULT
        (02) JOHN E. BRYSON

FOR ALL NOMINEES [ ]    [ ] WITHHELD FROM ALL NOMINEES

[ ]
   --------------------------------------
   For all nominees except as noted above

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS I TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Please be sure to sign and date this Proxy.

Signature:
          --------------------------------

Date:
          --------------------------------

Signature:
          --------------------------------

Date:
          --------------------------------

                        WESTERN ASSET PREMIER BOND FUND


Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detached it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 6, 2003.

Thank you in advance for your prompt consideration of this matter.

Sincerely,


Western Asset Premier Bond Fund






                                  DETACH HERE                             ZWAPP2


                        WESTERN ASSET PREMIER BOND FUND

                                PREFERRED SHARES

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 6, 2003

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESTERN ASSET
                               PREMIER BOND FUND


The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Scott F. Grannis, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the "Fund"), to be held in the Whitney Room, Fourth Floor, 117 E. Colorado Blvd., Pasadena, California, on May 6, 2003, at 8:00 a.m., California time, and at any adjournments thereof, and there at to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Proxy Statement of the Fund dated March 28, 2003, receipt of which is acknowledged by the undersigned.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

-------------------------                              -------------------------

-------------------------                              -------------------------

-------------------------                              -------------------------

WESTERN ASSET PREMIER BOND FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694










            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZWAPP1

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.


------------------------------------------------
     WESTERN ASSET PREMIER BOND FUND
------------------------------------------------

          1. Election of Class I Trustees.

             (01) RONALD J. ARNAULT
             (02) JOHN E. BRYSON

                    FOR ALL NOMINEES [ ]    [ ] WITHHELD FROM ALL NOMINEES

               [ ]
                   -------------------------------------
                   For all nominees except as noted above


With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.




Mark box at right if an address change or comment has been noted on the      [ ]
reverse side of this card.


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS I TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.



Please be sure to sign and date this Proxy.


Signature:                  Date:
          ----------------        ---------

Signature:                  Date:
          ----------------        ---------